EXHIBIT 4.3

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST

Issuer

And

BNY MIDWEST TRUST COMPANY

Indenture Trustee

ISSUANCE SUPPLEMENT

dated August 14, 2003

to

Series 2003-A INDENTURE SUPPLEMENT

Dated as of June 19, 2003

i

ISSUANCE SUPPLEMENT, dated as of August 14, 2003 (this “Issuance Supplement”), to SERIES 2003-A INDENTURE SUPPLEMENT, dated as of June 19, 2003 (the “Indenture Supplement”), between WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, a statutory trust organized and existing under the laws of the State of Delaware (herein, the “Issuer” or the “Trust”), and BNY MIDWEST TRUST COMPANY, a trust company organized and existing under the laws of the State of Illinois, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001 (the “Indenture”), between the Issuer and the Indenture Trustee (the Indenture, together with the Indenture Supplement and this Issuance Supplement, the “Agreement”).

Pursuant to Section 2.11 of the Indenture, the Transferor may direct the Issuer to issue one or more Series of Notes.  Pursuant to the Indenture Supplement, the Transferor and the Issuer have created a Series of Notes to be known generally as the Series 2003-A Notes, one or more subclasses of which were issued on the Closing Date and one or more additional classes or subclasses of which will be issued on the Additional Issuance Date.  The Principal Terms of this Series are set forth in the Indenture Supplement to the Indenture, as supplemented by this Issuance Supplement.

Pursuant to this Issuance Supplement, the Transferor and the Issuer will create a subclass of Notes to be included among the Class A Series 2003-A Asset Backed Notes, a class of Notes to be included among the Class B Series 2003-A Asset Backed Notes and a subclass of Notes to be included among the Class C Series 2003-A Asset Backed Notes and specify certain supplemental terms relating to each such class or subclass.

ARTICLE I.

Designation of Additional Classes of Series 2003-A Notes

Section 1.1                                      Designation.

(a)                                  There are hereby created three classes or subclasses of Notes, which shall be designated and known generally as:

(a)                                  the Class A-2 Series 2003-A Asset Backed Notes (the “Class A-2 Notes”), which shall be a subclass of the Class A Series 2003-A Asset Backed Notes;

(b)                                 the Class B Series 2003-A Asset Backed Notes (the “Class B Notes”);

(c)                                  the Class C-2 Series 2003-A Asset Backed Notes (the “Class C-2 Notes”), which shall be a subclass of the Class C Series 2003-A Asset Backed Notes.

(b)                                 The Class A-2 Notes, the Class B Notes and the Class C-2 Notes shall be issued on the Additional Issuance Date.

ARTICLE II.

Definitions

Section 2.1                                      Definitions.

(a)                                  Whenever used in this Issuance Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

“Additional Cash Collateral Deposit” means $11,500,000.

“Additional Issuance Date” means August 14, 2003.

“Class A-2 Counterparty” means JPMorgan Chase Bank or the counterparty under any interest rate swap with respect to the Class A-2 Notes obtained pursuant to Section 3.1.

“Class A-2 Note Initial Principal Balance” means $368,000,000.

“Class A-2 Note Interest Rate” means a per annum rate of 0.37% in excess of LIBOR determined on the LIBOR Determination Date for the applicable Distribution Period.

“Class A-2 Notes” means any one of the Notes executed by the Issuer and authenticated  by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

“Class A-2 Swap” means an interest rate swap agreement with respect to the Class A-2 Notes between the Issuer and the Class A-2 Counterparty substantially in the form of Exhibit B-1 to this Issuance Supplement, or such other form as shall have satisfied the Rating Agency Condition.

“Class A-2 Swap Rate” means, with respect to any Distribution Date, the fixed rate per annum indicated on Schedule I to the ISDA confirmation for the Class A-2 Swap for the period end date falling on such Distribution Date.

“Class B Counterparty” means JPMorgan Chase Bank or the counterparty under any interest rate swap with respect to the Class B Notes obtained pursuant to Section 3.1.

“Class B Note Initial Principal Balance” means $51,000,000.

“Class B Note Interest Rate” means a per annum rate of 1.10% in excess of LIBOR determined on the LIBOR Determination Date for the applicable Distribution Period.

“Class B Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

“Class B Swap” means an interest rate swap agreement with respect to the Class B Notes between the Issuer and the Class B Counterparty substantially in the form of Exhibit B-2 to this Issuance Supplement, or such other form as shall have satisfied the Rating Agency Condition.

“Class B Swap Rate” means, with respect to any Distribution Date, the fixed rate per annum indicated on Schedule I to the ISDA confirmation for the Class B Swap for the period end date falling on such Distribution Date.

“Class C-2 Counterparty” means JPMorgan Chase Bank or the counterparty under any interest rate swap with respect to the Class C-2 Notes obtained pursuant to Section 3.1.

“Class C-2 Note Initial Principal Balance” means $41,000,000.

“Class C-2 Note Interest Rate” means a per annum rate of 2.45% in excess of LIBOR determined on the LIBOR Determination Date for the applicable Distribution Period.

“Class C-2 Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

“Class C-2 Swap” means an interest rate swap agreement with respect to the Class C-2 Notes between the Issuer and the Class C-2 Counterparty substantially in the form of Exhibit B-3 to this Issuance Supplement, or such other form as shall have satisfied the Rating Agency Condition.

“Class C-2 Swap Rate” means, with respect to any Distribution Date, the fixed rate per annum indicated on Schedule I to the ISDA confirmation for the Class C-2 Swap for the period end date falling on such Distribution Date.

(b)                                 Each capitalized term defined herein shall relate to the Series 2003-A Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires.  All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture Supplement, or, if not defined therein, in  or the Indenture Supplement Annex A to the Master Indenture.

(c)                                  The interpretive rules specified in Section 1.2 of the Master Indenture also apply to this Issuance Supplement.  If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Issuance Supplement shall be controlling.

ARTICLE III.

Additional Provisions Applicable to Class A-2 Notes, Class B Notes and Class C-2 Notes

Section 3.1                                      Class A-2 Swap, Class B Swap and Class C-2 Swap.  (a) On or prior to the Additional Issuance Date, the Issuer shall enter into a Class A-2 Swap with the Class A-2 Counterparty, a Class B Swap with the Class B Counterparty and a Class C-2 Swap with the Class C-2 Counterparty for the benefit of the Class A-2 Noteholders, the Class B Noteholders and Class C-2 Noteholders, respectively.  The aggregate notional amount under the Class A-2

Swap shall, at any time, be equal to the Class A-2 Note Principal Balance at such time.  The aggregate notional amount under the Class B Swap, shall at any time, be equal to the Class B Note Principal Balance at such time.  The aggregate notional amount under the Class C-2 Swap shall, at any time, be equal to the Class C-2 Note Principal Balance at such time.  Net Swap Receipts payable by the Class A-2 Counterparty, the Class B Counterparty or the Class C-2 Counterparty shall be deposited by the Indenture Trustee in the Collection Account on the day received and treated as Available Finance Charge Collections.  On any Distribution Date when there shall be a Class A-2 Net Swap Payment, such Class A-2 Net Swap Payment shall be paid as provided in subsection 4.4(a)(i) of the Indenture Supplement.  On any Distribution Date when there shall be a Class B Net Swap Payment, such Class B Net Swap Payment shall be paid as provided in subsection 4.4(a)(ii) of the Indenture Supplement.  On any Distribution Date when there shall be a Class C-2 Net Swap Payment, such Class C-2 Net Swap Payment shall be paid as provided in subsection 4.4(a)(iv) of the Indenture Supplement.  On any Distribution Date when there shall be early termination payments or any other miscellaneous payments payable by the Issuer to the Counterparties, such amounts shall be paid as provided in subsection 4.4(a)(x) of the Indenture Supplement.

(b)                                 The Servicer may, upon satisfaction of the Rating Agency Condition, and, when required under the terms of the existing Class A-2 Swap, Class B Swap or Class C-2 Swap, shall, obtain a replacement Class A-2 Swap, Class B Swap or Class C-2 Swap, as applicable.

Section 3.2                                      Delivery and Payment for the Class A-2 Notes, the Class B Notes and the Class C-2 Notes.  The Class A-2 Notes, the Class B Notes and the Class C-2 Notes shall be Book-Entry Notes and shall be delivered as Registered Notes as provided in Sections 2.1 and 2.13 of the Indenture.  The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Class A-2 Notes, the Class B Notes and the Class C-2 Notes in accordance with Section 2.3 of the Indenture.  The Indenture Trustee shall deliver the Class A-2 Notes, the Class B Notes and the Class C-2 Notes to or upon the written order of the Trust when so authenticated.

Section 3.3                                      Terms Applicable to Initial Interest Period for the Class A-2 Notes, the Class B Notes and the Class C-2 Notes.

(a)                                  The initial Distribution Date for the Class A-2 Notes, the Class B Notes and the Class C-2 Notes shall be September 15, 2003.

(b)                                 For purposes of determining Class A-2 Note Interest Rate, the Class B Note Interest Rate and the Class C-2 Note Interest Rate for the initial Distribution Period, (i) the LIBOR Determination Date for the initial Distribution Period, shall be August 12, 2003 and (ii) LIBOR for the initial Distribution Period will be determined by straight line interpolation (based on the actual number of days in the initial Distribution Period) between two rates determined in accordance with the definition of LIBOR, one of which will be the determined for a Designated Maturity of one month and the other of which will be determined for a Designated Maturity of two months.

ARTICLE IV.

Miscellaneous Provisions

Section 4.1                                      Ratification of Indenture; Amendments.  As supplemented by this Issuance Supplement, the Indenture and the Indenture Supplement are in all respects ratified and confirmed and the Indenture as so supplemented by the Indenture Supplement and this Issuance Supplement shall be read, taken and construed as one and the same instrument.  This Issuance Supplement may (subject to the following proviso) be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.1 or 10.2 of the Indenture and with the written consent of the Class A-1 Counterparty, the Class A-2 Counterparty, the Class B Counterparty, the Class C-1 Counterparty or the Class C-2 Counterparty prior to the date on which such Supplemental Indenture takes effect if any provision of such Supplemental Indenture materially and adversely affects the timing, amount or priority of distributions to be made to such Class A-1 Counterparty, Class A-2 Counterparty, Class B Counterparty, Class C-1 Counterparty or Class C-2 Counterparty, respectively.  For purposes of the application of Section 10.2 to any amendment of this Issuance Supplement, the Series 2003-A Noteholders shall be the only Noteholders whose vote shall be required.

Section 4.2                                      Counterparts.  This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 4.3                                      GOVERNING LAW.  THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.4                                      Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Chase Manhattan Bank USA, National Association, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Chase Manhattan Bank USA, National Association in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 4.5                                      Rights of the Indenture Trustee.  The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

Section 4.6                                      Instruction to Owner Trustee.  By their execution hereof, the Transferor hereby authorizes and instructs the Owner Trustee to execute on behalf of the Issuer the Class A-2 Notes, Class B Notes, Class C-2 Notes, this Issuance Supplement, any Issuer Orders relating to such Notes and this Issuance Supplement, the Class A-2 Swap, Class B Swap, Class C-2 Swap and any documents related to or connected with any of the foregoing.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, as Issuer

By: Chase Manhattan Bank USA, National Association, not in its individual capacity, but solely as Owner Trustee

By:	/s/ John J. Cashin
	Name:	John J. Cashin
	Title:	Vice President

BNY MIDWEST TRUST COMPANY, as Indenture Trustee

By:	/s/ Sally Tokich
	Name:	Sally Tokich
	Title:	Assistant Treasurer

Acknowledged and Accepted:

WORLD FINANCIAL NETWORK NATIONAL BANK, as Servicer

By:	/s/ Robert Armiak
	Name:	Robert Armiak
	Title:	Senior Vice President and Treasurer

WFN CREDIT COMPANY, LLC as Transferor

By:	/s/ Robert Armiak
	Name:	Robert Armiak
	Title:	Senior Vice President and Treasurer

Series 2003-A Indenture
Supplement

S-1

EXHIBIT A-1

FORM OF CLASS A-2 SERIES 2003-A FLOATING RATE ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST  WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK (“WFNMT”), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS CLASS A-2 NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A-2 NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS CLASS A-2 NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (EACH SUCH ENTITY A “BENEFIT PLAN”); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS A-2 NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION

A-1-1

UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

A-1-2

REGISTERED	$368,000,000
No. R-1	CUSIP NO.

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2003-A

CLASS A-2 SERIES 2003-A FLOATING RATE ASSET BACKED NOTE

World Financial Network Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of THREE HUNDRED SIXTY-EIGHT MILLION DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2012 Distribution Date, except as otherwise provided below or in the Indenture.  The Issuer will pay interest on the unpaid principal amount of this Note at the Class A-2 Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full.  Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Additional Issuance Date to but excluding such Distribution Date.  Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.  Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

A-1-3

IN WITNESS WHEREOF, the Issuer has caused this Class A-2 Note to be duly executed.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST,
as Issuer
By: Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Dated:  August [      ], 2003

A-1-4

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Notes described in the within-mentioned Indenture.

BNY MIDWEST TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory
Dated:

A-1-5

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2003-A

CLASS A-2 SERIES 2003-A FLOATING RATE ASSET BACKED NOTE

Summary of Terms and Conditions

This Class A-2 Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2003-A (the “Series 2003-A Notes”), issued under a Master Indenture dated as of August 1, 2001 (the “Master Indenture”), between the Issuer and BNY Midwest Trust Company, as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of June 19, 2003 (the “Indenture Supplement”) and the Issuance Supplement dated as of August 14, 2003 (the “Issuance Supplement”), and representing the right to receive certain payments from the Issuer.  The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement and the Issuance Supplement.  The Notes are subject to all of the terms of the Indenture.  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.  In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A-1 Notes, Class B Notes, Class C-1 Notes and the Class C-2 Notes also have been, or will be, issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS A-2 NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, WORLD FINANCIAL NETWORK NATIONAL BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A-2 Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS A-2 NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF

A-1-6

LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

A-1-7

ASSIGNMENT

Social Security or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                               (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                            attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	**
Signature Guaranteed:

**                                  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-1-8

EXHIBIT A-2

FORM OF CLASS B SERIES 2003-A FLOATING RATE ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST  WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK (“WFNMT”), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS CLASS B NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (EACH SUCH ENTITY A “BENEFIT PLAN”); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS B NOTE

A-2-1

WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

A-2-2

REGISTERED	$51,000,000
No. R-1	CUSIP NO.

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2003-A

CLASS B SERIES 2003-A FLOATING RATE ASSET BACKED NOTE

World Financial Network Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of FIFTY-ONE MILLION DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2012 Distribution Date, except as otherwise provided below or in the Indenture.  The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full.  Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Additional Issuance Date to but excluding such Distribution Date.  Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.  Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

A-2-3

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, as Issuer
By: Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Dated: August [ ], 2003

A-2-4

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned Indenture.

BNY MIDWEST TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory
Dated:

A-2-5

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2003-A

CLASS B SERIES 2003-A FLOATING RATE ASSET BACKED NOTE

Summary of Terms and Conditions

This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2003-A (the “Series 2003-A Notes”), issued under a Master Indenture dated as of August 1, 2001 (the “Master Indenture”), between the Issuer and BNY Midwest Trust Company, as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of November 7, 2002 (the “Indenture Supplement”) and the Issuance Supplement dated as of August 14, 2003 (the “Issuance Supplement”), and representing the right to receive certain payments from the Issuer.  The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement and the Issuance Supplement.  The Notes are subject to all of the terms of the Indenture.  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.  In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A-1 Notes, Class A-2 Notes, the Class C-1 Notes and the Class C-2 Notes also have been, or will be, issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, WORLD FINANCIAL NETWORK NATIONAL BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF

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LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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ASSIGNMENT

Social Security or other identifying number of assignee                             .

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                              (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                           attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	**
Signature Guaranteed:

**                                  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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EXHIBIT A-3

FORM OF CLASS C-2 SERIES 2003-A FLOATING RATE ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST  WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK (“WFNMT”), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

THE HOLDER OF THIS CLASS C-2 NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C-2 NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

THE HOLDER OF THIS CLASS C-2 NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (EACH SUCH ENTITY A “BENEFIT PLAN”); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS C-2 NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION

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UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).

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REGISTERED	$41,000,000
No. R- 1	CUSIP NO.

WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2003-A

CLASS C-2 SERIES 2003-A FLOATING RATE ASSET BACKED NOTE

World Financial Network Credit Card Master Note Trust (herein referred to as the “Issuer” or the “Trust”), a Delaware statutory trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of FORTY-ONE MILLION DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the March 2012 Distribution Date, except as otherwise provided below or in the Indenture.  The Issuer will pay interest on the unpaid principal amount of this Note at the Class C-2 Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full.  Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Additional Issuance Date to but excluding such Distribution Date.  Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.  Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

THIS CLASS C-2 NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

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IN WITNESS WHEREOF, the Issuer has caused this Class C-2 Note to be duly executed.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, as Issuer

By:
Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Dated: August [ ], 2003

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INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class C-2 Notes described in the within-mentioned Indenture.

BNY MIDWEST TRUST COMPANY, as Indenture Trustee

By:
Authorized Signatory
Dated:

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WORLD FINANCIAL NETWORK CREDIT CARD
MASTER NOTE TRUST SERIES 2003-A

CLASS C-2 SERIES 2003-A FLOATING RATE ASSET BACKED NOTE

Summary of Terms and Conditions

This Class C-2 Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2003-A (the “Series 2003-A Notes”), issued under a Master Indenture dated as of August 1, 2001 (the “Master Indenture”), between the Issuer and BNY Midwest Trust Company, as indenture trustee (the “Indenture Trustee”), as supplemented by the Indenture Supplement dated as of November 7, 2002 (the “Indenture Supplement”) and the Issuance Supplement dated as of August 14, 2003 (the “Issuance Supplement”), and representing the right to receive certain payments from the Issuer.  The term “Indenture,” unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement and the Issuance Supplement.  The Notes are subject to all of the terms of the Indenture.  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.  In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

The Class A-1 Notes, the Class A-2 Notes, the Class B Notes and the Class C-1 Notes also have been, or will be, issued under the Indenture.

The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

THIS CLASS C-2 NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, WORLD FINANCIAL NETWORK NATIONAL BANK, WFN CREDIT COMPANY LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C-2 Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

THIS CLASS C-2 NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE

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PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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ASSIGNMENT

Social Security or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints                              attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ,		**
Signature Guaranteed:

**                                  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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EXHIBIT B-1

Form of Class A-2 Swap

[FILED SEPARATELY AS EXHIBIT 4.4, EXHIBIT 4.7 AND EXHIBIT 4.10
TO THE FORM 8-K FILED AUGUST 28, 2003]

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EXHIBIT B-2

Form of Class B Swap

[FILED SEPARATELY AS EXHIBIT 4.5, EXHIBIT 4.8 AND EXHIBIT 4.11
TO THE FORM 8-K FILED AUGUST 28, 2003]

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EXHIBIT B-3

Form of Class C-2 Swap

[FILED SEPARATELY AS EXHIBIT 4.6, EXHIBIT 4.9 AND EXHIBIT 4.12
TO THE FORM 8-K FILED AUGUST 28, 2003]

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SCHEDULE 1

PERFECTION REPRESENTATIONS, WARRANTIES
AND COVENANTS

(a)                                  In addition to the representations, warranties and covenants contained in the Indenture, the Issuer hereby represents, warrants and covenants to the Indenture Trustee as follows as of the Closing Date:

(1)                                  The Indenture creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code) in the Class A-2 Net Swap Receipts, the Class B Net Swap Receipts and the Class C-2 Net Swap Receipts in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from Issuer.

(2)                                  The Class A-2 Net Swap Receipts, the Class B Net Swap Receipts and the Class C-2 Net Swap Receipts constitute “general intangibles” within the meaning of the applicable Uniform Commercial Code.

(3)                                  Issuer owns and has good and marketable title to the Class A-2 Net Swap Receipts, the Class B Net Swap Receipts and the Class C-2 Net Swap Receipts free and clear of any Lien, claim or encumbrance of any Person.

(4)                                  There are no consents or approvals required by the terms of the Class A-2 Swap, the Class B Swap or the Class C-2 Swap, for the pledge of the Class A-2 Net Swap Receipts, the Class B Net Swap Receipts or Class C-2 Net Swap Receipts, respectively, to the Indenture Trustee pursuant to the Indenture.

(5)                                  Issuer (or the Administrator on behalf of the Issuer) has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Indenture Trustee under the Indenture in the Class A-2 Net Swap Receipts, the Class B Net Swap Receipts and the Class C-2 Net Swap Receipts.

(6)                                  Other than the pledge of the Class A-2 Net Swap Receipts, the Class B Net Swap Receipts and the Class C-2 Net Swap Receipts to Indenture Trustee pursuant to the Indenture, Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Class A-2 Net Swap Receipts, the Class B Net Swap Receipts or Class C-2 Net Swap Receipts.  Issuer has not authorized the filing of and is not aware of any financing statements against Issuer that include a description of the Class A-2 Net Swap Receipts, the Class B Net Swap Receipts or Class C-2 Net Swap Receipts, except for the financing statement filed pursuant to the Indenture.

(7)                                  Notwithstanding any other provision of the Indenture, the representations and warranties set forth in this Schedule 1 shall be continuing, and remain in full force and effect, until such time as the Series 2003-A Notes are retired.

(a)                                  Indenture Trustee covenants that it shall not, without satisfying the Rating Agency Condition, waive a breach of any representation or warranty set forth in this Schedule 1.

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(b)                                 The Servicer covenants that in order to evidence the interests of Issuer and Indenture Trustee under the Indenture, Servicer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by Indenture Trustee) to maintain and perfect, as a first priority interest, Indenture Trustee’s security interest in the Class A-2 Net Swap Receipts, the Class B Net Swap Receipts or the Class C-2 Net Swap Receipts.

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